UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2021

FS KKR Capital Corp.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS KKR Capital Corp. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on May 21, 2021. As of February 22, 2021, the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting, 123,755,965 shares of common stock were eligible to be voted in person or by proxy. Of the eligible shares of common stock to be voted, 69,134,467 were voted in person or by proxy at the Special Meeting.

Stockholders were asked to consider and act upon the following proposals, each of which was described in the Company’s joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2021 (the “Proxy Statement”):

•

Proposal No. 1 – to approve the Agreement and Plan of Merger, dated as of November 23, 2020 (the “Merger Agreement”), by and among the Company, FS KKR Capital Corp. II (“FSKR”), Rocky Merger Sub, Inc., a wholly owned subsidiary of FSK (“Merger Sub”) and FS/KKR Advisor, LLC (the “Advisor”) and the transactions contemplated thereby, including the merger of Merger Sub with and into FSKR with FSKR as the surviving corporation (the “FSK Merger Proposal”);

•	Proposal No. 2 – to approve the issuance of shares of the Company’s common stock to FSKR stockholders as merger consideration in the merger (the “Merger Stock Issuance Proposal”); and

•

Proposal No. 3 – to amend the investment advisory agreement, dated December 20, 2018, by and between the Company and the Advisor to (1) reduce the Company’s income incentive fee rate from 20% to 17.5% and (2) remove the total return lookback provision applicable to the subordinated incentive fee on income (the “FSK Advisory Agreement Amendment Proposal”).

The FSK Merger Proposal was approved by the Company’s stockholders at the Special Meeting. The votes for, votes against and abstentions are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,902,182	1,140,342	2,091,943	—

The Merger Stock Issuance Proposal was approved by the Company’s stockholders at the Special Meeting. The votes for, votes against and abstentions are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,504,216	1,444,158	2,186,093	—

The FSK Advisory Agreement Amendment Proposal was approved by the Company’s stockholders at the Special Meeting. The votes for, votes against and abstentions are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,227,328	1,488,397	2,418,742	—

Item 7.01	Regulation FD Disclosure.

On May 24, 2021, the Advisor issued a press release announcing, among other things, the voting results at the Special Meeting. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company and FSKR (together with the Company, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in a Fund’s operating area, failure to consummate the business combination transaction involving the Funds, the price at which shares of FSK’s and FSKR’s common stock trade on the New York Stock Exchange, uncertainties as to the timing of the consummation of the business combination transaction involving the Funds, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds and failure to realize the anticipated benefits of the business combination transaction involving the Funds. Some of these factors are enumerated in the filings the Funds made with the SEC, including the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving the Funds, along with related proposals for which stockholder approval is being sought (collectively, the “Proposals”). In connection with the Proposals, the Funds have filed relevant materials with the SEC, including the Proxy Statement. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS, THE BUSINESS COMBINATION TRANSACTION INVOLVING THE FUNDS AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov, FSK’s website, https://www.fskkradvisor.com/fsk or FSKR’s website, https://www.fskkradvisor.com/fskr.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated May 24, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp.

Date: May 24, 2021	By:	/s/ Stephen Sypherd
Stephen Sypherd
General Counsel